Intangible Assets and Goodwill	12 Months Ended
Dec. 31, 2020
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Disclosure of intangible assets and goodwill [text block]
NOTE 9. INTANGIBLE ASSETS AND GOODWILL
As of December 31, 2020 and 2019, Intangible assets and Goodwill consisted of the following:

($ in thousands)	Customer Relation- ships	Trade Names	Permit Application Costs	Licenses	Other Intangibles (a)	Goodwill	Total
Cost
Balance at January 1, 2019	$5,429	$—	$2,389	$18,047	$1,833	$51,146	$78,844

Additions	—	—	4,453	—	—	13	4,466
Additions from acquisitions	1,500	—	—	65,400	300	86,560	153,760

Balance at December 31, 2019	$6,929	$—	$6,842	$83,447	$2,133	$137,719	$237,070
Additions	—	—	1,886	—	2,722	—	4,608
Additions from acquisitions	52,200	41,800	—	5,900	2,865	320,552	423,317
Foreign exchange	—	—	—	—	—	4	4
Measurement period adjustments	11,400	(2,100)	—	—	(111)	(6,414)	2,775

Balance at December 31, 2020	$70,529	$39,700	$8,728	$89,347	$7,609	$451,861	$667,774

Accumulated amortization
Balance at January 1, 2019	$(130)	$—	$(1,866)	$—	$(238)	$—	$(2,234)

Amortization	(728)	—	(1,399)	—	(784)	—	(2,911)

Balance at December 31, 2019	$(858)	$—	$(3,265)	$—	$(1,022)	$—	$(5,145)
Amortization	(4,271)	(3,970)	(3,853)	—	(3,156)	—	(15,250)

Balance at December 31, 2020	$(5,129)	$(3,970)	$(7,118)	$—	$(4,178)	$—	$(20,395)

Net book value

December 31, 2019	$6,071	$—	$3,577	$83,447	$1,111	$137,719	$231,925

December 31, 2020	$65,400	$35,730	$1,610	$89,347	$3,431	$451,861	$647,379

(a) Other Intangibles includes market-related intangibles,
non-compete
agreements and internally developed software.
During the year ended December 31, 2020, the Company recorded a measurement period adjustment related to the acquisition of Origin House, retrospectively applied to the acquisition date. See Note 13 for further details.
Amortization of $15.3 million and $2.9 million was recorded for the years ended December 31, 2020 and 2019, respectively, of which $12.6 million and $1.4 million, respectively, is included in Selling, general and administrative expenses, with the remainder in Cost of sales – production costs and ending inventory.
As of December 31, 2020 and 2019, ending inventory includes $0.3 million and $0.3 million of capitalized amortization, respectively. For the years ended December 31, 2020 and 2019, $2.8 million and $1.4 million, respectively, of amortization expense was recorded to Cost of sales – production costs, which includes $0.3 million and $0.1 million, respectively, related to amortization capitalized to inventory in prior years.
License intangible assets of $5.9 million were acquired from business combinations and are classified as indefinite-lived intangible assets as the Company cannot continue as a going concern without such licenses. See Note 13 for additional details.
The Company recognized as part of the net assets acquired from the Origin House acquisition $2.4 million of market-related intangible assets for an exclusive distribution agreement with King’s Garden, Inc. (“King’s Garden”), in California, amortized over the life of the agreement.
During the year ended December 31, 2020, the Company recorded an impairment charge of $1.2 million on the market-related intangible due to changing market conditions. The Company fully recovered the value of this intangible asset and recorded an impairment reversal of $1.2 million.
On November 18, 2020, King’s Garden exercised its supplier renewal option for an additional one-year
period after the initial term. Upon renewal, the Company recognized $2.5 million of market-related intangible assets, which is the value of consideration paid of 0.2 million Cresco shares to be issued to King’s Garden. These shares can be issued by the Company any time during the one-year
renewal period. See Note 11 for additional details.
For the purpose of impairment testing, goodwill and indefinite-lived intangible assets have been allocated to CGUs representing the lowest level that the assets are monitored for internal reporting purposes. CGUs are determined based on the smallest identifiable group of assets that generate cash inflows that are largely independent of cash inflows from other assets or group of assets. Management has determined the Company’s CGUs that hold such goodwill and indefinite-lived intangible assets to be California, Illinois, Maryland, Arizona, New York and Massachusetts.
Annual impairment testing involves determining the recoverable amount of the CGU groups to which goodwill is allocated and comparing this to the carrying value of the CGU groups. The measurement of the recoverable amount of the CGU groups was calculated based on the higher of the CGUs fair value less costs to sell or value in use, which are Level 3 measurements within the fair value hierarchy.
The calculation of the recoverable amount based on discounting the future cash flows (value in use) was based on the following key assumptions:

•	Cash flows were projected based on the Company’s long-term business plan for the periods 2021 through 2025.

•	Cash flows beyond 2025 were projected to grow at a perpetual growth rate, which was estimated to be 3%.

•
The business plan contains forecasts based on past experience of actual operating results in conjunction with anticipated future growth opportunities. While the forecast does assume some organic growth, largely related to synergies gained through further incorporation of recent acquisitions into the Company’s infrastructure, the primary engine of growth is strategic in nature and is consistent with the projects and expectations as articulated in the Company’s strategic plan.

•
Discount rates applied in determining the recoverable amount of the CGU groups range between 13% and 14.5% based on the pre-tax
weighted average cost of capital of each CGU group and other competitors in the industry. The values assigned to the key assumptions represent Management’s assessment of future trends in the industries in which the CGU groups operate and are based on both external and internal sources and historical trend data.

The Company believes a reasonable increase or decrease in the discount rates or perpetual growth rates used in the analysis would not cause the recoverable amount to decrease below the carrying value.